Report of Independent Auditors

The Board of Directors and Stockholders
ClimaChem, Inc.

We have audited the accompanying statement of assets acquired and liabilities assumed of the Cherokee Plant as of October 31, 2000, and the statement of revenues and direct expenses for the year ended February 29, 2000. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets acquired and liabilities assumed and the statement of revenues and direct expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets acquired and liabilities assumed and the statement of revenues and direct expenses. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of assets acquired and liabilities assumed and the statement of revenues and direct expenses. We believe that our audit provide a reasonable basis for our opinion.

The accompanying statement of assets acquired and liabilities assumed and the statement of revenues and direct expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ClimaChem, Inc.'s Form 8-K/A-1 as described in Note 1 and are not intended to be a complete presentation of the financial position and results of operations of the Cherokee Plant.

In our opinion, the accompanying statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the Cherokee Plant as of October 31, 2000, and the revenues and direct expenses for the year ended February 29, 2000, in conformity with accounting principles generally accepted in the United States.

                                                                                         /s/ Ernst & Young LLP

                                                                                         ERNST & YOUNG LLP

Oklahoma City, Oklahoma
January 15, 2001

Cherokee Plant

Statement of Assets Acquired and Liabilities Assumed

October 31, 2000

(In thousands)
ASSETS ACQUIRED
Current assets
Inventories	$ 2,453

Total current assets	2,453

Property, plant and equipment, net	-

TOTAL ASSETS ACQUIRED	2,453

LIABILITIES ASSUMED	-

ASSETS ACQUIRED AND LIABILITIES ASSUMED, NET	$ 2,453

See accompanying notes.

Cherokee Plant

Statements of Revenues and Direct Expenses
	Seven Months Ended September 30,		Year Ended February 29,

	2000	1999	2000

	(Unaudited)

REVENUES	$24,483	$19,142	$32,256

DIRECT EXPENSES:
Cost of revenues	20,991	15,577	27,897
Salaries and benefits	4,169	4,305	7,206

TOTAL DIRECT EXPENSES	25,160	19,882	35,103

EXCESS OF DIRECT EXPENSES OVER REVENUES	$ (677)	$ (740)	$ (2,847)

See accompanying notes

  Cherokee Plant

  Notes to Statements of Assets Acquired and Liabilities Assumed and
  Revenues and Direct Expenses

  Basis of Presentation

  On October 31, 2000, a wholly-owned subsidiary of LSB Industries, Inc. ("LSB") not a subsidiary of ClimaChem, Inc. (the "Company") acquired certain of the nitrogen-based business product assets of LaRoche Industries, Inc. ("LaRoche") through an asset purchase agreement involving Orica USA, who acquired substantially all of LaRoche's nitrogen-based business products in a bankruptcy court managed auction. The acquisition by LSB included a manufacturing plant located in Cherokee, Alabama (the "Cherokee Plant") which produces primarily nitrogen-based products including solid and liquid fertilizer and blasting grade ammonium nitrate. The Cherokee Plant also has the capability to produce anhydrous ammonia from natural gas for use in manufacturing its nitrogen-based products. The acquired assets related to the Cherokee Plant as presented in the accompanying statement of assets acquired and liabilities assumed represent the historical balances of those assets acquired by LSB. In connection with LSB's acquisition, a subsidiary of the Company purchased the inventory of the Cherokee Plant and entered into a one-year lease on the Cherokee Plant facility requiring monthly payments of $175,000.

  Prior to the purchase by LSB, the Cherokee Plant was one of five nitrogen product plants owned by LaRoche. The Cherokee Plant, similar to other plants of LaRoche, utilized the centralized management and other personnel of LaRoche for accounting, human resources, purchasing, sales, treasury, tax, legal and other functions. Additionally, many distinct and separate balance sheet accounts and related cash flow information were not maintained at the plant level. Thus, complete financial statements for the Cherokee Plant are not available and these matters make the presentation of a complete set of financial statements for the Cherokee Plant impractical. The accompanying statements of revenues and direct expenses presents the historical revenues, cost of sales, and salaries and benefits that relate directly to the Cherokee Plant

  Due to the omission of various sales, general and administrative expense and other corporate level expenses and the anticipated changes in the business upon lease by the Company, the statements presented are not indicative of the financial condition or results of operations of the Cherokee Plant going forward.

  Summary of Significant Accounting Policies

Revenue Recognition

Revenue is recognized when products or services are provided to the customer.

  Cherokee Plant

  Notes to Statements of Assets Acquired and Liabilities Assumed and
  Revenues and Direct Expenses

  Summary of Significant Accounting Policies (continued)

Direct Expenses

Direct expenses include the cost of products sold and salaries and benefits of the Cherokee Plant's personnel to process and distribute products sold. No amounts have been allocated for insurance, interest, depreciation, provision for bad debts, income taxes or any selling, general or administrative costs.

Basis of Accounting

These statements have been prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

Inventories

Inventories of the Cherokee Plant consists primarily of solid and liquid fertilizer, blasting grade ammonium nitrate and nitric acid solutions and are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. At October 31, 2000 inventories consist of:

Raw materials	$ 343
Finished goods	2,110

$2,453

Property, Plant and Equipment

All of the Cherokee Plant's property, plant and equipment was held for sale and fully impaired based on the subsequent sales price realized by LaRoche in connection with the sales transaction to the wholly-owned subsidiary of LSB, which is not a subsidiary of the Company, made through Orica USA as described above.

Use of Estimates

The preparation of statements of assets acquired and liabilities assumed and revenues and direct expenses requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and direct expenses during the reported period. Actual results could differ from those estimates.

Cherokee Plant

Notes to Statements of Assets Acquired and Liabilities Assumed and
Revenues and Direct Expenses

2. Summary of Significant Accounting Policies (continued)

Unaudited Interim Financial Information

The accompanying statements of revenues and direct expenses for the seven-month periods ended September 30, 2000 and 1999, are unaudited. In the opinion of management, these statements include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the results of operations of this plant using the basis of presentation discussed in Note 1. The operating results for the interim periods are not necessarily indicative of the operating results to be expected for the full year.